UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                    Washington, D.C.  20549


                            FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of the Securities
                      Exchange Act of 1934



Date of Report(Date of earliest event reported): February 3, 1998
                                                (February 2, 1998)




                      Imo Industries Inc.
     (Exact name of registrant as specified in its charter)




          Delaware                      1-9294                  21-0733751
(State or other jurisdiction    (Commission File Number)      (IRS Employer
      of incorporation)                                  Identification Number)


                     1009 Lenox Drive,
            Building Four West, Lawrenceville, NJ          08648-0550
          (Address  of principal executive  offices)       (Zip Code)


        Registrant's telephone number, including area code: (804)560-4070


                              Not Applicable
                     (Former name or former address,
                      if changed since last report)



Item 5.  Other Events.

In a press release dated February 2, 1998, the Registrant announced that it had entered into an agreement to sell its Roltra Morse S.p.A. subsidiary to Magna International Inc.

The information set forth in this Item 5 is qualified in its entirety by reference to the Registrant's press release announcing such information, which is filed herewith as an exhibit.


Item 7.  Financial Statements, Pro Forma Information and Exhibits.


     (c)  Exhibits

     99.1 Press release dated February 2, 1998, issued by the Registrant.



                           SIGNATURE


Pursuant to the requirements of the Securities and Exchange Act of 1934, Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   IMO INDUSTRIES INC.



Date: February 3, 1998             By:   /s/ John A. Young
                                         John A. Young
                                         Vice President and
                                         Chief Financial Officer